UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A
                                Amendment No. 1


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED):  NOVEMBER 30, 2003

                         COMMISSION FILE NO.:  000-32747

                         OTISH MOUNTAIN DIAMOND COMPANY
                         ------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                  NEVADA                                 98-0218688
---------------------------------------------  ---------------------------------
(STATE OR OTHER JURISDICTION OF INCORPORATION  (IRS EMPLOYER IDENTIFICATION NO.)


One Penn Plaza, Suite 3600, 250 West 34th Street, New York, NY          10119
--------------------------------------------------------------       ----------
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)


                                 (212) 849-6849
                                 --------------
                            (ISSUER TELEPHONE NUMBER)


          FIRST CYPRESS, INC., 349 WEST GEORGIA STREET, SUITE NO. 3362
                      VANCOUVER, BRITISH COLUMBIA V6B 3Y3
                      -----------------------------------
                            (FORMER NAME AND ADDRESS)

ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS

     Acquisition of Assets. On November 30, 2003, the Registrant acquired 100% of the issued and outstanding shares of Otish Mountain Diamond Corp. ("Otish Corp." or the "Company") in exchange for 15,000,000 shares of the Registrant's common stock. Upon 100% shareholder approval by Otish Corp. shareholders, there will be 15,107,750 shares of the Registrant's common stock outstanding. The Company has 1,000,000 shares of Series A Preferred Stock outstanding which are owned by Philipp Buschmann which vote 15,000,000 shares. It is anticipated that the Series A Preferred Stock will be redeemed or cancelled by the Company in the near future.

DESCRIPTION OF OTISH CORP'S BUSINESS

     Otish Corp. is engaged in diamond exploration activities in the Otish Mountain area of Northern Quebec, Canada. The current exploration program consists of aerial aeromagnetic surveys of Staked Property (discussed in more detail below in "Description of Property"), ground sampling and laboratory testing of the gathered samples. The Staked Property is located in an under-explored area that is in close proximity to such diamond discovery properties as Ashton Mining and Majescor. The Staked Property is within such a distance to these diamond discovery properties that geologist Jim Chapman believes that there is good potential for the discovery of diamond bearing kimberlites on the Staked Property.

     The Company believes that it currently has adequate resources to explore the Staked Property in search of an economic deposit of rough diamonds and to complete its exploration program. If, as a result of its exploration program, the Company discovers an economic deposit of rough diamonds on the Staked Property, the Company will execute a feasibility plan for the development of a mining operation on the Property, at which time the Company will need additional funding to execute the plan and develop the mining operation, as discussed below in "Risk Factors." In the event that, after completion of the exploration program, the Company has not discovered an economic deposit of rough diamonds on the Staked Property, the Company will consider other high potential exploration projects, as discussed below in "Risk Factors."


DESCRIPTION OF THE PRINCIPAL PRODUCTS AND SERVICES

     The Company currently does not offer any products or services. In the event that the Company, as a result of the exploration program, discovers an economic deposit of rough diamonds on the Staked Property, executes a feasibility plan, and develops a mining operation on the Property, the Company intends to offer gem-quality, commercial diamonds.

COMPETITIVE BUSINESS CONDITIONS

     The diamond exploration industry is very competitive. Several diamond exploration firms have operations in the Otish Mountains and in other areas throughout Canada.

DEPENDENCE ON ONE OR A FEW CUSTOMERS

     The Company does not have any existing customers.

PATENTS, TRADEMARKS & LICENSES

     The Company has exclusive exploration rights to the Staked Property that it has acquired, as discussed in more detail below in "Description of Property."
The  Company  does  not  have  any  patent,  trademark  or  license  protection.

NEED FOR GOVERNMENTAL APPROVAL

     The Company acquired all necessary licenses and permits required by the government of the Province of Quebec, Canada for mineral exploration on the Staked Property.

RESEARCH & DEVELOPMENT OVER THE PAST TWO YEARS

     The Company is conducting a two-year exploration program on approximately 65,000 acres of Staked Property. The Company expects to complete the exploration program either in 2005 or after it discovers an economic deposit of rough diamonds on the Property, whichever occurs first. The Company has spent roughly $130,000 to date and plans to spend another $350,000 for exploration purposes.

EMPLOYEES

     The Company has two (2) full-time employees and a varying number of subcontractors. The number of subcontractors that the Company uses varies depending on the type and amount of work that is required.

     The team responsible for developing the exploration program consists of an experienced geophysicist, a managing director with extensive experience in international business, and a governing Board of Directors. The Company selected this team based on skill and experience that it deemed necessary to complete the timely and efficient implementation of the exploration strategy including its proposed objectives.

DESCRIPTION OF PROPERTY

     The Company acquired an undivided 100% right, title, and interest in and to certain mining claims covering 491 claims comprising approximately 62,000 acres of staked property in the Otish Mountain and Superior Craton regions of Quebec, Canada pursuant to an Assignment of Interest in Mineral Property Option Agreements, in a form similar to the attached Exhibit 10.1, and the exercise of its option to acquire such mining claims pursuant to the following Mineral Property Option Agreements:

(1) The "Lac Joubert" Mineral Property Option Agreement, as amended, covering 34 claims comprising approximately 4,341 acres;

(2) The "Lac Orillat" Mineral Property Option Agreement, as amended, covering 39 claims comprising approximately 4,978 acres;

(3) The "Lac Herve" Mineral Property Option Agreement, as amended, covering 277 claims comprising approximately 34,382 acres;

(4) The "Lac Square Rock" Mineral Property Option Agreement, as amended, covering 74 claims comprising approximately 9,488 acres;

(5) The "Lac Taffanel" Mineral Property Option Agreement, as amended, covering 60 claims comprising approximately 7,615 acres;

(6) The "Lac Leran # 2" Mineral Property Option Agreement, as amended, covering one claim comprising approximately 129 acres; and

(7) The "River Ruisseau" Mineral Property Option Agreement, as amended, covering 6 claims comprising approximately 750 acres.

In addition, the Company has signed a Joint Venture agreement whereby the Company invested $55,000 with Miranda Gold Corp for a 45% interest in the Lac Leran exploration project which comprises 119 claims of approximately 15,000 acres.

     The Company currently has a 1-year lease for 300 square feet of office space located at One Penn Plaza, Suite 3600, 250 West 34th Street, New York, NY, 10119. The current lease commitment is $500 per month. The Company also has a 1-year lease for 300 square feet of office space located at 1000 de la Gauchetiere West, Suite 2400, Montreal, H3B 4W5 Canada. The current lease commitment, which varies depending on use of the office space, is an average $400 per month.

LEGAL  PROCEEDINGS

     There  are  currently no legal proceedings to which the Company is a party.

RISK  FACTORS

     Inherent Risk. The mineral exploration program is inherently risky. The Company designed the exploration program to continue for two years in search of an economic deposit of rough diamonds on the Staked Property. The Company expects that it will cost approximately $460,000 in capital resources to complete the program. In October 2003, the Company raised $300,000 from three entities and an individual, collectively, for 3,000,000 shares of its common stock, of which approximately $130,000 has been spent. The Company will need to raise approximately $200,000 to complete its program. There is no assurance that financing will be available on favorable terms, if at all, and the issuance of any new securities is likely to have a dilutive effect on current shareholders. If, at the completion of the exploration program, we have not discovered an economic deposit of rough diamonds on the Staked Property, it would have a materially adverse effect upon our ability to conduct future exploration on the Staked Property or any other property and our ability to continue as a going concern.

     Dependence on External Financing. In the event that the Company discovers an economic deposit of rough diamonds on the Staked Property, the Company will need approximately $2 million of additional financing, if not more, to execute a feasibility plan for the development of a mining operation on the Property. If we are unable to raise this capital, it would have a materially adverse effect upon our ability to continue as a going concern.

     Reliance on Key Management. Our success is highly dependent on the competency and dedication of our key management team that consists of the following four people: 1) Massimiliano ("Max") Pozzoni, President and CEO; 2) Martin St. Pierre, Chief Technical Advisor; 3) Ben Carter, member of the board; and 4) Jim Chapman, member of the board. No employment contracts have been formalized, as the Company tries to minimize overhead. Both Mr. Pozzoni and Mr. St. Pierre have signed service consulting agreements with the Company, attached hereto as Exhibit 10.2 and Exhibit 10.3, respectively. If either of the foregoing were to leave us, it could have a materially adverse effect upon our business and operations.

     Dependence on Favorable Weather Conditions. The timely completion of our exploration program within the estimated budget is dependent upon our forecast of unfavorable weather conditions in the Otish Mountain area of Quebec, Canada. Rain storms, snow storms, cloudy skies and adverse magnetic storms can hinder part of the preliminary exploration program. We forecast that the weather could be unfavorable during 30% of the calendar year. If the aggregate duration of unfavorable weather conditions within the two-year period of time intended for the exploration program is not within our forecast, it would have a materially adverse effect upon our ability to complete the exploration program on a timely basis within the estimated budget.

ITEM  5.          OTHER  EVENTS

     In connection with the Exchange Agreement, the former directors and officers of the Registrant resigned. Messrs. Massimiliano Pozzoni, Ben Carter and Jim Chapman became directors of the Registrant and Mr. Pozzoni became the Chief Executive Officer.

     In anticipation of the acquisition of the Company and the change in focus of the Registrant's business, the Registrant changed its name from First Cypress, Inc. to Otish Mountain Diamond Company. The Registrant currently trades under the new stock symbol OMDC.

ITEM  7.          FINANCIAL  STATEMENTS  AND  EXHIBITS

Financial  Statements  for  Otish  Mountain  Diamond  Corp.

(a)     Financial  Statements  of  Business  Acquired


Pollard-Kelley Auditing Services, Inc.
Auditing Services
3250 West Market St, Suite 307, Fairlawn, OH 44333 330-864-2265




Otish  Mountain  Diamond  Corp
(A  Development  Stage  Company)


We have audited the Balance Sheet of Otish Mountain Diamond Corp. (a development stage company), as of November 30, 2003 and the related Statement of Operations, Statement of Stockholders' Equity, and Statement of Cash Flows for the period then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on those financial statements based on my audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. Audits include examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Audits also include assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The Company has not generated significant revenues or profits to date. This factor among others may indicate the Company will be unable to continue as a going concern. The Company's continuation as a going concern depends upon its ability to generate sufficient cash flow to conduct its operations and its ability to obtain additional sources of capital and financing. The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In our opinion, based on our audits, the financial statements referenced above present fairly, in all material respects, the financial position of Otish Mountain Diamond Corp.(a development stage company) as of November 30, 2003, and the results of their operations and their cash flows for the period then ended, in conformity with generally accepted accounting principles accepted in the United States of America.

Pollard-Kelley  Auditing  Services,  Inc.


/s/ Terance L Kelley
--------------------------------
Terance  L  Kelley
Certified  Public  Accountant
Fairlawn,  Ohio
December  29,  2003


OTISH MOUNTAIN DIAMOND CORP.
(A Development Stage Company)
BALANCE SHEETS
November 30, 2003


  ASSETS
Current Assets
  Cash in banks                                    $ 47,935
                                                   ---------

       Total Current Assets                          47,935

Fixed Assets
  Vehicles                                           16,730
  Office equipment                                    2,475
                                                   ---------
                                                     19,205
  Less accumulated depreciation                      (1,384)
                                                   ---------
                                                     17,821
Other Assets
  Mineral rights                                    148,995
                                                   ---------

       Total Assets                                $214,751
                                                   =========

  LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
  Accounts payable                                 $ 16,642
  Accrued expenses                                   21,239
                                                   ---------
       Total Current Liabilities                     37,881

Stockholders' Equity
  Common stock, 300,000,000 shares
       authorized, 15,000,000 shares outstanding,
       par value $.001 per share                     15,000
  Preferred stock, 10,000,000 shares
       authorized, 0 shares outstanding,
       par value $.001 per share                          -
  Additional contributed capital                    238,350
  Deficit accumulated during development stage      (76,480)
                                                   ---------
                                                    176,870
                                                   ---------

       Total Liabilities and Stockholders' Equity  $214,751
                                                   =========


See accompanying notes to financial statements.


OTISH MOUNTAIN DIAMOND CORP.
(A Development Stage Company)
STATEMENT OF OPERATIONS
For the period beginning August 4, 2003 (Inception) through November 30, 2003

                               Current       Since
                               Period      Inception
                            ------------  -----------
Revenues
  Sales                     $         -   $        -

Cost of sales
  Exploration costs              12,943       12,943
                            ------------  -----------
       Gross Profit             (12,943)     (12,943)

Expenses
  Administrative                 65,031       65,031
                            ------------  -----------
                                (77,974)     (77,974)

Other income and expenses
  Foreign exchange gain           1,494        1,494
                            ------------  -----------

Net Loss                    $   (76,480)  $  (76,480)
                            ============  ===========

Net loss per share          $     (0.01)

Average shares outstanding   10,936,864



See accompanying notes to financial statements.


OTISH MOUNTAIN DIAMOND CORP.
(A Development Stage Company)
STATEMENT OF STOCKHOLDERS EQUITY
For the period beginning August 4, 2003 (Inception) through November 30, 2003

                                                       Additional
                                  Common Stock         Contributed  Retained
                                      Shares    Amount   Captial     Deficit     Total
                                    ----------  -------  --------  ---------  ---------
Balance August 4, 2003                       -  $     -  $      -  $      -   $      -

  Shares issued for services         8,100,000    8,100         -         -      8,100
  Shares issued for cash             3,900,000    3,900   170,100         -    174,000
  Shares issued for mineral rights   3,000,000    3,000    68,250         -     71,250

  Net loss for the period                    -        -         -   (76,480)   (76,480)
                                    ----------  -------  --------  ---------  ---------

                                    15,000,000  $15,000  $238,350  $(76,480)  $176,870
                                    ==========  =======  ========  =========  =========



See accompanying notes to financial statements.


OTISH MOUNTAIN DIAMOND CORP.
(A Development Stage Company)
STATEMENT OF CASH FLOWS
For the period beginning August 4, 2003 (Inception) through November 30, 2003

                                                    Current      Since
                                                    Period     Inception
                                                   ---------  -----------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss for the period                          $(76,480)  $  (76,480)
  Adjustments to reconcile net earnings to net
    cash provided (used) by operating activities:
      Depreciation                                    1,384        1,384
      Services paid by stock                          8,100        8,100
    Changes in Current assets and liabilities:
      Increase in Accounts payable                   16,643       16,643
      Increase in Accrued expenses                   21,239       21,239
                                                   ---------  -----------

      NET CASH (USED) BY
            OPERATING ACTIVITIES                    (29,114)     (29,114)

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of Mineral rights                       (77,746)     (77,746)
  Purchase of Fixed assets                          (19,205)     (19,205)
                                                   ---------  -----------

      NET CASH (USED) BY
            INVESTING ACTIVITIES                    (96,951)     (96,951)

CASH FLOWS FROM FINANCING ACTIVITIES
  Sale of Common stock                              174,000      174,000
                                                   ---------  -----------

      NET CASH PROVIDED BY
            FINANCING ACTIVITIES                    174,000      174,000
                                                   ---------  -----------

NET INCREASE IN CASH                                 47,935       47,935
CASH AT BEGINNING OF PERIOD                               -            -
                                                   ---------  -----------
CASH AT END OF PERIOD                              $ 47,935   $   47,935
                                                   =========  ===========


See accompanying notes to financial statements.

                          OTISH MOUNTAIN DIAMOND CORP.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS

                                November 30, 2003

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
---------------------------------------------------

DEVELOPMENT STAGE COMPANY
-------------------------

Otish Mountain Diamond Corp. (the Company) is a development stage company as defined under Statements of Financial Accounting Standards No. 7. The Company was incorporated in the state of Nevada on August 4, 2003. The Company is in the mining and exploration business and has mineral rights in the Otish Mountain and Superior Craton regions of Canada. The Company's business plan includes the expansion of its mineral rights and the mining of diamonds.

In August and November 2003, the Company issued 3,000,000 shares of its common stock and paid $77,746 for mineral rights in the Otish Mountain and Superior Craton regions of Quebec, Canada.

CASH  AND  CASH  EQUIVALENTS
----------------------------

For purposes of the statement of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents. There was no cash paid during the periods for interest or taxes.

PROPERTY AND EQUIPMENT
----------------------

Property and equipment are carried at cost. Maintenance, repairs and renewals are expensed as incurred. Depreciation of property and equipment is provided for over their estimated useful lives, which range from three to five years, using the straight-lined method.

MINERAL  RIGHTS
---------------

The Company uses the "full costs method" of accounting for its mineral reserves. Under this method of accounting, properties are divided into cost centers. The Company presently has two cost centers. All acquisition, exploration, and development costs for properties within each cost center are capitalized when incurred. The Company intends to deplete these costs equally over the estimated units to be recovered from the properties.

                          OTISH MOUNTAIN DIAMOND CORP.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS

                                November 30, 2003

USE OF ESTIMATES
----------------

The preparation of the consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

FOREIGN  CURRENCY  TRANSLATION
------------------------------

The Company's primary functional currency is the Canadian dollar. For financial statement presentation the statements are translated in U.S. dollars. Monetary assets and liabilities are translated at year-end exchange rates while non-monetary items are translated at historical rates. Income and expense accounts are translated at the average rates in effect during the period, except for depreciation, which is translated at historical rates. Therefore, translation adjustments and transaction gains or losses are recognized in the income in the period of occurrence.

NOTE  2  -  MINERAL  RIGHTS
---------------------------

On August 19, 2003 the Company purchased the mineral rights for 60,933 acres in the Otish Mountain and Superior Craton regions of Quebec, Canada. The claims were purchased for $42,507 and 1,250,000 shares of common stock. The Company is required to spend a minimum of $135 per mining claim on exploration before the expiration date of each claim. The Company is required to spend $105 per claim maintenance/renewal fee to the appropriate governmental authority before the expiration date of the mining claim. If the Company fails to meet its obligations under this agreement the seller has the option to make the expenditures and to reassume title to the mining claims.

On November 4, 2003 the Company purchased the mineral rights for 775 acres in the Otish Mountain region of Quebec, Canada. The Claims were purchased for $1,855 and 250,000 shares of common stock. The Company is required to pay a 2% royalty of the net smelter returns and a 2% royalty on the gross overriding royalty as defined in the agreement. The Company shall also pay to the seller $5,000 minimum annual advance royalty beginning on November 1, 2004 and each year thereafter. The Company is also required to keep the property in good standing for 1 year or the seller shall be entitled to reacquire the claims.

                          OTISH MOUNTAIN DIAMOND CORP.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS

                                November 30, 2003

NOTE  2  -  MINERAL  RIGHTS-CONTINUED
-------------------------------------

On November 4, 2003 the Company entered into a joint venture agreement for the mineral rights for 15,361 acres in the Otish Mountain region of Quebec, Canada. The investment was $33,383 and 1,500,000 shares of common stock. The Company has paid the required claim tax/renewal fees of $12,495 by the due date of November 27, 2003. The Company is required to make a minimum advanced royalty payment of $15,000 by January 20, 2004. Royalties are subject to underlying royalties of 2% of the net smelter returns and 2% of the gross overriding royalty as defined in the agreement. The Company total outlay for the joint venture shall not exceed $375,000. The Company owns 45% of the joint venture.

At  present  the  Company  has  no  proven  properties.

NOTE  3  -  SHAREHOLDERS'  EQUITY
---------------------------------

COMMON  STOCK
-------------

The Company has authorized 300,000,000 shares of common stock with a par value of $0.001 per share. Total shares outstanding at November 30, 2003 was 15,000,000 shares.

PREFERRED  STOCK
----------------

The Company has authorized 10,000,000 shares of preferred stock with a par value of $0.001 per share. There are no shares issued at November 30, 2003. The Board of Directors shall set the terms and conditions of the preferred shares prior to the issuance of any shares thereof.

NOTE  4  -  RELATED  PARTIES
----------------------------

The Company owes the President and shareholder of the Company $17,390 for compensation and expense reimbursement at November 30, 2003.

The Company has entered into an executive employment agreement with this individual. The agreement is for the term of 1 year and calls for compensation of $5,000 per month, 4 weeks of vacation, a $3,000 a month housing allowance, and an automobile.

                          OTISH MOUNTAIN DIAMOND CORP.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS

                                November 30, 2003

NOTE  5  -  COMMITMENTS
-----------------------

The Company has entered into a six-month apartment lease that ends on April 9, 2004. The lease calls for monthly payments of $2,700. The apartment is used as a residence by the President of the Company. Future lease payments through April 2004 are $14,000.

NOTE  6  -  GOING  CONCERN
--------------------------

The Company has not generated significant revenues or profits to date. This factor among others may indicate the Company will be unable to continue as a going concern. The Company's continuation as a going concern depends upon its ability to generate sufficient cash flow to conduct its operations and its ability to obtain additional sources of capital and financing. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

(b)     Pro  Forma  Financial  Information

The accompanying Pro Forma Consolidated Financial Statements should be read in conjunction with the historical financial statements and related notes thereto for the Otish Mountain Diamond Corporation and Otish Mountain Diamond Company (formerly First Cypress, Inc.)


PRO FORMA CONSOLIDATED BALANCE SHEETS
-------------------------------------

September 30, 2003
(Unaudited)
                                                   HISTORICAL
                                           Otish Corp  Otish Co.
                                             Nov. 30    Sep. 30     Note    Adjustments   Combined
                                            ---------  ----------  ------  -------------  ---------
      ASSETS
Current Assets
  Cash in bank                              $ 47,935   $   7,897            $        -    $ 55,832
                                            ---------  ----------  ------  -------------  ---------
       Total Current Assets                   47,935       7,897                     -      55,832

Fixed Assets
  Vehicles                                    16,730           -                     -      16,730
  Office equipment                             2,475           -                     -       2,475
                                            ---------  ----------  ------  -------------  ---------
                                              19,205           -                     -      19,205
  Less accumulated depreciation               (1,384)          -                     -      (1,384)
                                            ---------  ----------  ------  -------------  ---------
                                              17,821           -                     -      17,821
Other Assets
  Investments                                      -           -      3,4            -          -
  Mineral rights                             148,995           -                     -     148,995
                                            ---------  ----------  ------  -------------  ---------

       Total Assets                         $214,751   $   7,897            $        -    $222,648
                                            =========  ==========  ======  =============  =========

      LIABILITIES AND STOCKHOLDERS 'EQUITY
Current Liabilities
  Accounts payable                            16,642      59,322                     -      75,964
  Accrued expenses                            21,239     236,620                     -     257,859
                                            ---------  ----------  ------  -------------  ---------
       Total Current Liabilities              37,881     295,942                     -     333,823

Stockholders' Equity
  Common Stock, 500,000,000 shares
    authorized, 15,107,750 shares
    outstanding after merger,
    par value $.001 per share                 15,000      21,550    2,3,4       (21,442)    15,108
  Preferred Stock, 100,000,000 shares
    authorized, 1,000,000 shares
    outstanding after merger,
    par value $.001 per share                      -           -        1         1,000      1,000
  Additional contributed capital             238,350     133,488        2        21,442    393,280
  Deficit accumulated during
    development stage                        (76,480)   (443,083)       1        (1,000)  (520,563)
                                            ---------  ----------  ------  -------------  ---------
                                             176,870    (288,045)                    -    (111,175)
                                            ---------  ----------  ------  -------------  ---------
       Total Liabilities and Equity         $214,751   $   7,897            $        -    $222,648
                                            =========  ==========  ======  =============  =========


NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEETS
1 To record issue of 1,000,000 shares of preferred stock for services. Each share of preferred is entitled to fifteen votes per share.
2 To reflect a 200:1 reverse stock split and to increase the authorized capital to 600,000,000 shares, consisting of 500,000,000 common shares with a par value of $.001, and 1,000,000 preferred shares with a par value of $.001.
3 To record acquisition of Otish Mountain Diamond Corp. for 15,000,000 shares of common stock.
4    To  consolidate Otish Mountain Diamond Corp. and Otish Mountain Diamond Co.

(c)     Exhibits:

2.1(1)      Exchange  Agreement
10.1(1)     Assignment  of  Interest  in  Mineral  Property  Option  Agreements
10.2(1)     Consulting  Agreement  with  Massimiliano  Pozzoni.
10.3(1)     Consulting  Agreement  with  Martin  St.  Pierre.

(1) Filed as an exhibit to the Form 8-K filed on December 3, 2003.


                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Otish Mountain Diamond Company

January 2, 2004


/s/ Massimiliano Pozzoni
---------------------------------
Massimiliano Pozzoni
Chief Executive Officer

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